Gain on sales of significant properties	12 Months Ended
Dec. 31, 2011
Gain on sales of significant properties and Properties [Abstract]
Gain on sales of significant properties

3    Gain on sales of significant properties

During 2009, the Company completed two significant real estate sales, including Windsor Station and land in western Canada, resulting in gains of $79 million ($68 million after tax).

The Company sold Windsor Station, in Montreal, for proceeds of $80 million, including the assumption of a mortgage of $16 million that was settled in 2011. CP will continue to occupy a portion of Windsor Station through a lease for a 10-year period after the sale. As a result, part of the transaction is considered to be a sale-leaseback and consequently a gain of $20 million related to this part of the transaction has been deferred and is being amortized over the remainder of the lease term.

The Company sold land in western Canada for transit purposes for proceeds of $43 million.